UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2018

Mercantil Bank Holding Corporation

(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

220 Alhambra Circle

Coral Gables, Florida

(Address of principal executive offices)

(305) 460-4038

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 23, 2018, Mr. Gustavo Vollmer notified the Board of Directors (the “Board”) of Mercantil Bank Holding Corporation (the “Company”) of his intention to retire as Chairman of the Board effective following the completion of the Company’s public offering of its Class A common stock (the “Offering”). Mr. Vollmer is not resigning from the Board and will continue to serve as a Company director.

On November 23, 2018, the Board elected current independent director Frederick C. Copeland, Jr. as non-executive Chairman of the Board effective upon Mr. Vollmer’s retirement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective following the completion of the Offering, the retirement of Mr. Vollmer as Chairman of the Board and the election of Mr. Copeland as Mr. Vollmer’s replacement, the Board amended Article IV, Sections 4.01 and 4.05 of the Company’s Amended and Restated Bylaws to clarify that an independent director may be elected as non-executive Chairman of the Board and, in such capacity, would not have or exercise any powers or authority (i) of an officer or employee of the Company, or (ii) which would preclude him or her from being an “independent” director for Nasdaq, SEC and corporate purposes.

Item 7.01	Regulation FD Disclosure.

On November 23, 2018, the Company issued a press release regarding (i) the retirement of Mr. Vollmer as Chairman of the Board effective following the completion of the Offering and (ii) the election of Mr. Copeland as non-executive Chairman of the Board effective upon Mr. Vollmer’s retirement.

A copy of the press release is furnished as Exhibit 99.1 and incorporated in Item 7.01 to this Current Report on Form 8-K in its entirety by reference.

Item 9.01	Financial Statements and Exhibits.

Number	Exhibit

3.1	Amendment to Amended and Restated Bylaws of Mercantil Bank Holding Corporation.

99.1	Press Release of Mercantil Bank Holding Corporation issued November 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2018	Mercantil Bank Holding Corporation

	By:	/s/ Ivan Trujillo
Name: Ivan Trujillo
Title: Senior Vice President and Corporate Secretary